Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months ended March 31,
	2009	2008
	(unaudited; in millions, except per share amounts)
Operating revenue	$1,459.7	$2,435.3

Operating expenses
Cost of natural gas	1,102.1	2,098.8
Operating and administrative	137.7	116.7
Power	33.4	38.3
Depreciation and amortization	64.1	49.2

	1,337.3	2,303.0

Operating income	122.4	132.3
Interest expense	51.3	27.6
Other expense	0.5	0.3

Income from continuing operations before income tax expense	70.6	104.4
Income tax expense	2.0	1.3

Net income	$68.6	$103.1

Net income allocable to limited partner units	$55.0	$91.9

Net income per limited partner unit (basic and diluted)	$0.47	$0.99

Weighted average limited partner units outstanding	115.0	92.6

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the three months ended March 31,
	2009	2008
	(unaudited; in millions)
Cash provided by operating activities
Net income	$68.6	$103.1
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	64.1	49.2
Derivative fair value (gains) losses	16.9	(13.7)
Inventory market price adjustments	3.3	—
Other	5.1	5.5
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	(1.3)	20.7
Due from General Partner and affiliates	15.7	0.6
Accrued receivables	138.3	(63.8)
Inventory	12.3	21.1
Current and long term other assets	(18.5)	1.0
Due to General Partner and affiliates	3.0	(1.9)
Accounts payable and other	(24.3)	(0.3)
Accrued purchases	(60.3)	118.5
Interest payable	51.9	28.4
Property and other taxes payable	1.1	7.8
Settlement of interest rate derivatives	(0.7)	—

Net cash provided by operating activities	275.2	276.2

Cash used in investing activities
Additions to property, plant and equipment	(212.9)	(373.5)
Changes in construction payables	(12.9)	(63.2)
Changes in restricted cash	0.1	—
Other	—	(5.3)

Net cash used in investing activities	(225.7)	(442.0)

Cash provided by (used in) financing activities
Net proceeds from unit issuances	—	221.8
Distributions to partners	(93.2)	(66.0)
Repayments of long-term debt	(175.0)	—
Net borrowings under Credit Facility	53.2	130.0
Net commercial paper repayments	—	(44.7)

Net cash provided by (used in) financing activities	(215.0)	241.1

Net increase (decrease) in cash and cash equivalents	(165.5)	75.3
Cash and cash equivalents at beginning of year	339.9	50.5

Cash and cash equivalents at end of period	$174.4	$125.8

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31, 2009	December 31, 2008
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$174.4	$339.9
Restricted cash	—	0.1
Receivables, trade and other, net of allowance for doubtful accounts of $2.0 in 2009 and $2.6 in 2008	104.3	103.0
Due from General Partner and affiliates	24.8	40.5
Accrued receivables	368.6	507.3
Inventory	37.4	53.0
Other current assets	69.3	80.7

	778.8	1,124.5
Property, plant and equipment, net	7,032.1	6,722.9
Goodwill	256.5	256.5
Intangibles, net	87.7	88.7
Other assets, net	103.8	108.3

	$8,258.9	$8,300.9

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$68.4	$42.2
Accounts payable and other	161.0	225.3
Accrued purchases	320.8	381.2
Interest payable	85.9	34.0
Property and other taxes payable	33.9	32.8
Current maturities of long-term debt	248.5	420.7

	918.5	1,136.2
Long-term debt	3,276.8	3,223.4
Notes payable to affiliate	130.0	130.0
Other long-term liabilities	65.0	84.4

	4,390.3	4,574.0

Commitments and contingencies

Partners’ capital
Class A common units (76,088,834 at March 31, 2009 and December 31, 2008, respectively)	2,064.1	2,104.0
Class B common units (3,912,750 at March 31, 2009 and December 31, 2008)	83.1	85.0
Class C units (20,313,522 and 19,688,968 at March 31, 2009 and December 31, 2008, respectively)	896.4	886.5
i-units (15,247,549 and 14,763,055 at March 31, 2009 and December 31, 2008, respectively)	561.2	553.8
General Partner	245.3	84.7
Accumulated other comprehensive income	18.5	12.9

	3,868.6	3,726.9

	$8,258.9	$8,300.9

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER UNIT

We adopted the provisions of Emerging Issues Task Force (“EITF”) Issue No. 07-4, Application of the Two-Class Method under FASB Statement No. 128 to Master Limited Partnerships (“EITF No. 07-4”) effective January 1, 2009. Under the two-class method, we allocate our net income, including any incentive distribution rights (“IDRs”) embedded in the general partner interest, to our general partner, Enbridge Energy Company, Inc. and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We allocate any earnings in excess of distributions to our general partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our general partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. The formula for distributing available cash as set forth in our partnership agreement is as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly	Up to $0.59	2%	98%
First Target Distribution	> $0.59 to $0.70	15%	85%
Second Target Distribution	> $0.70 to $0.99	25%	75%
Over Second Target Distribution	In excess of $0.99	50%	50%

We determined net income per limited partner unit as follows:

	For the three months ended March 31,
	2009		2008
	(unaudited; in millions, except per unit amounts)
Net income	$68.6		$103.1

Less distributions paid:
Incentive distributions to General Partner	(12.5)		(9.1)
Distributed earnings allocated to General Partner (2%)	(2.3)		(1.9)

Total distributed earnings to General Partner	(14.8)		(11.0)
Total distributed earnings to limited partners (98%)	(114.4)		(91.2)

Total distributed earnings	(129.2)		(102.2)

Undistributed (overdistributed) earnings	$(60.6)		$0.9

Weighted average limited partner units outstanding	115.0		92.6

Limited partner interests
Basic and diluted earnings per unit:
Distributed earnings per limited partner unit	$0.99	(1)	$0.98 (1)
Undistributed (overdistributed) earnings per limited partner unit	(0.52	)(2)	0.01 (3)

Net income per limited partner unit (basic and diluted)	$0.47		$0.99

(1)	Equal to the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)	Equal to the limited partners’ share (98%) of overdistributed earnings divided by the weighted average number of limited partner interests outstanding for the period.
(3)	Undistributed earnings are allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

Our adoption of the provisions of EITF 07-4 resulted in a $0.01 reduction of net income per limited partner unit for the three months ended March 31, 2009 from the method we previously used to calculate our earnings per limited partner unit. The change in calculating earnings per limited partner unit for the three months ended March 31, 2008 did not yield any difference.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: The following tables present certain financial information about our business segments:

	As of and for the three months ended March 31, 2009
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$219.7	$994.4	$649.3	$—	$1,863.4
Less: Intersegment revenue	0.3	392.3	11.1	—	403.7

Operating revenue	219.4	602.1	638.2	—	1,459.7
Cost of natural gas	—	470.0	632.1	—	1,102.1
Operating and administrative	54.4	80.6	1.8	0.9	137.7
Power	33.4	—	—	—	33.4
Depreciation and amortization	29.4	34.3	0.4	—	64.1

Operating income	102.2	17.2	3.9	(0.9)	122.4
Interest expense	—	—	—	51.3	51.3
Other expense	—	—	—	0.5	0.5

Income before income tax expense	102.2	17.2	3.9	(52.7)	70.6
Income tax expense	—	—	—	2.0	2.0

Net income	$102.2	$17.2	$3.9	$(54.7)	$68.6

Total assets	$4,262.9	$3,529.0	$206.8	$260.2	$8,258.9

Capital expenditures (excluding acquisitions)	$162.5	$47.0	$—	$3.4	$212.9

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	As of and for the three months ended March 31, 2008
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$157.0	$1,874.1	$1,198.8	$—	$3,229.9
Less: Intersegment revenue	—	710.1	84.5	—	794.6

Operating revenue	157.0	1,164.0	1,114.3	—	2,435.3
Cost of natural gas	—	987.8	1,111.0	—	2,098.8
Operating and administrative	37.5	74.9	2.3	2.0	116.7
Power	38.3	—	—	—	38.3
Depreciation and amortization	19.6	29.1	0.5	—	49.2

Operating income	61.6	72.2	0.5	(2.0)	132.3
Interest expense	—	—	—	27.6	27.6
Other expense	—	—	—	0.3	0.3

Income before income tax expense	61.6	72.2	0.5	(29.9)	104.4
Income tax expense	—	—	—	1.3	1.3

Net income	$61.6	$72.2	$0.5	$(31.2)	$103.1

Total assets	$3,252.8	$3,439.3	$438.5	$184.8	$7,315.4

Capital expenditures (excluding acquisitions)	$296.8	$73.5	$—	$3.2	$373.5

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.